UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21419

SPARX Funds Trust

(Exact name of registrant as specified in charter)

360 Madison Avenue, New York, New York, 10017

(Address of principal executive offices) (Zip code)

Kevin T. Medina, Esq.

SPARX Investment & Research, USA, Inc.

360 Madison Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 452-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1 – Reports to Stockholders.

[LOGO]

SPARX JAPAN FUND

OCTOBER 31, 2006

ANNUAL REPORT

[LOGO] SPARX JAPAN FUND

SPARX Japan Fund

LETTER TO SHAREHOLDERS

OCTOBER 31, 2006

Dear Investors:

FUND COMMENTARY

For the 12-month period ended October 31, 2006, the Investor share class of the SPARX Japan Fund had a total return of 2.64% and the Institutional class shares of the Fund had a total return of 2.90% while the benchmark TOPIX increased 12.73% and 12.99% in U.S. dollar and Japanese yen terms, respectively, over the same period.1 Starting in early 2006, the Fund’s managers began increasing positions in the small/mid cap companies that have formed the core of its top holdings. We believe these companies have higher growth potential than larger caps. Unfortunately, the share price of these stocks has suffered from heavy selling pressure for much of the past year. Please see the Fund overview following this letter for more detailed information about the Fund’s performance. The performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted here. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit the Fund’s website at www.sparxfunds.com.

The chief positive contributors to the Fund’s performance during the year were larger cap names, which reflected a broader trend in the Japanese market. Among the best performers were holdings of shares which have benefited primarily from the growth of developing economies in Asia. These included issues such as Suzuki Motor Corp., Komatsu, Ltd., and Hitachi Construction Machinery Co. Ltd., as well as real estate stocks such as Tokyu Livable, Inc., Sumitomo Real Estate Sales Co. Ltd. and Leopalace21 Corp. 2

Komatsu, a construction machinery manufacturer, announced another quarter of strong earnings results for the period ended June 30, 2006 with record high net profit. That helped buoy its shares and thereby contributed positively to the Fund’s performance. Demand for construction machinery continued to grow due to an ongoing recovery in orders for construction machinery in North America, which is the world’s largest market for such equipment. In addition, there was an increase in demand stemming from a boom in infrastructure-related projects in developing economies, especially those which have benefited from higher global commodity prices. While the weakening of the housing market in the U.S. has tempered Komatsu’s share price gains, the company’s sales generated from developing countries now exceed those from the U.S. market. We believe that Komatsu has the potential to further expand its earnings as long as demand for its infrastructure building equipment continues to gain momentum in the world’s developing markets.

Among the biggest negative contributors to Fund performance were Arrk Corp., Link Theory Holdings Co. Ltd., and NEOMAX Co. Ltd.2 Prototype manufacturer Arrk’s stock price has been declining since the beginning of the year. We believe one of the chief reasons for its continued slide was its surprise announcement in mid-August of a downward earnings revision for its corporate fiscal year. The reasons for the downward revision were an increase in raw materials costs and a slow-down in new orders. Given the fact that the company had been guiding up market expectations prior to the revision, this event has led to a significant loss of credibility in the market, in our view. As a result, we have begun to assume a more cautious stance on the company's outlook.

MARKET COMMENTARY

The Japanese stock market, as measured by the TOPIX, increased 12.73% and 12.99% in U.S. dollar and yen terms, respectively, during the Fund’s fiscal year, which ended October 31, 2006. The equity market experienced a significant performance gap among indices during the period according to market capitalization. The larger cap Nikkei 225 and TOPIX rose by 20.53% and 12.99%, respectively, for the one year ended October 31, 2006 in yen terms, while indices representing mid- and small-caps posted declines. The JASDAQ and TSE’s Mothers, for example, fell by 16.13% and 36.22%, respectively, for the one year ended October 31, 2006 in yen terms.

In the first half of the Fund’s fiscal year, the Japanese stock market was on an upward trend that had begun in the summer of 2005. The market gained momentum as Japan’s core consumer price index (overall, excluding perishable goods), which the Bank of Japan uses as an indicator in forming monetary policy, started rising in year-on-year terms as of November of 2005. This fueled expectations that the economy was about to recover from deflation, leading to gains in finance-related real estate and bank stocks. Aggressive trading by some retail investors, who had been absent from the market, led to a surge in small/mid cap prices, especially for Japan’s so-called “emerging” small and high growth company stocks.

But Japan’s “emerging” company stock indices succumbed to a series of spasms after public prosecutors raided the headquarters of upstart Internet service provider Livedoor in mid-January 2006 on suspicion of accounting fraud. After that initial shock, the market stabilized by March and the Nikkei rose to the JPY17,000 level for the first time in five–and-a-half years as investors reacted favorably to the end of the Bank of Japan’s “zero interest rate” policy. From April onward, however, share prices reversed course in reaction, in part, to a global rise in interest rates that triggered a widespread shift of assets out of many equity markets in Asia. In May, the markets in Tokyo were shaken anew by the arrest of a prominent Japanese activist investor and, separately, alleged improprieties by a major auditing firm. Large cap issues were only mildly impacted by the resulting investor unease, but the Mothers Index, which included Livedoor, and other Japanese “emerging” company indices declined sharply, thereby weighing on overall sentiment. By June, the market regained a measure of stability following widely expected rate hikes by the U.S. Federal Reserve and Bank of Japan. But the respite proved temporary as selling pressure built up once again in reaction to mounting political crises in the Middle East and North Korea. Only large caps were able to buck that trend by reacting positively to the announcement of largely favorable earnings results during May and June for the corporate fiscal year that ended in March of 2006.

MARKET OUTLOOK AND INVESTMENT STRATEGY

As mentioned above, Japanese equities have weakened over the past year, with small/mid cap issues experiencing an especially sharp downturn. Foreign investors, in particular, have exited from positions in Japan as they sought higher returns elsewhere. However, we see no major change in market fundamentals and believe that this year’s correction to date is, for the most part, a short-term issue. In general, we expect corporate performance to stay strong for the balance of corporate Japan’s fiscal year, which ends in March 2007. As of September 11th, the average recurring profit growth rate forecast for the Nomura 400 (excluding financial issues) was +7.4%. As corporate profit results were adjusted upward by a wide margin last year, the single-digit projected rate of profit growth this year may look sluggish by comparison. But it is important to note that in many cases, earnings estimates have begun to be revised upward this year as well. As a result, we expect a broad-based recovery in Japanese corporate earnings to continue through the corporate fiscal year end.

As for our future investment activity, we continue to vet new prospective holdings using our bottom-up research activities. We believe that is the best strategy and one which does not confine the Fund to a cumbersome index weighting-based methodology. We are always on the lookout for growth companies with unique, high value-added products that are based on advanced technology or superior know-how. In other words, we look for companies with (1) solid business models; (2) low earnings correlation to potentially negative exogenous factors such as macro-economic, interest rate and/or exchange rate factors; (3) leadership in pricing power and ability to harness economies of scale to expand their market shares; and (4) higher-than-average return on equity and net profit growth rates.

In reviewing this single-country investment, investors should consider carefully the risks and opportunities of investing in Japanese stocks.

Sincerely,

Shuhei Abe	Masakazu Takeda
Primary Portfolio Manager	Co-Portfolio Manager

1 Returns for the TOPIX, Nikkei 225, TSE Mothers and JASDAQ take into account the reinvestment of dividends. The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 stock average is a price-weighted average of 225 top-rated Japanese companies listed on the First Section of the Tokyo Stock Exchange. The Tokyo Stock Exchange Mothers Index is a capitalization-weighted index of all stocks listed on the Mothers Section, and is calculated using the same methodology as the TOPIX. The Tokyo Stock Exchange Second Section Price Index is a capitalization-weighted index of all the companies listed on the Second Section of the Tokyo Stock Exchange. The JASDAQ stock index is a capitalization-weighted index of all JASDAQ stocks except The Bank of Japan and all managed issues. The Indices are referred to for comparative purposes only and are not intended to parallel the risk or investment style of the Fund. Investors cannot invest directly in an index.

2 See the accompanying Portfolio of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned in this letter. Portfolio composition will change over time due to ongoing management of the Fund. References to specific securities and their issuers, and to sectors, are for illustrative purposes only of sectors and securities in which the Fund may invest and are not intended to be, and should not be interpreted as, recommendations of the Fund, its Adviser or Distributor. Portfolio holdings are subject to change daily.

SPARX Japan Fund Overview

AVERAGE ANNUAL TOTAL RETURNS*

One Year		Since Inception (10/31/03)
9/30/06	10/31/06	9/30/06	10/31/06

SPARX Japan Fund - Institutional Shares	3.91%	2.90%	23.71%	23.76%
SPARX Japan Fund - Investor Shares	3.64%	2.64%	23.51%	23.55%
TOPIX**	15.11%	12.99%	17.20%	16.84%

The performance data quoted here represents past performance. Investment return and principal will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month end, please call 1-800-632-1320 or visit www.sparxfunds.com.

* Total return measures change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Total return reflects aggregate change and is not annualized.

** The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Returns shown for the TOPIX are calculated in JPY and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such waiver, the returns for the Institutional Shares and the Investor Shares are estimated to be 3.35%, 2.47%, 18.58%, 18.77% and 2.72%, 1.81%, 13.34%, 13.63% for the one year periods ended 9/30/06 and 10/31/06 and for the average annual periods from the inception on 10/31/03 through 9/30/06 and 10/31/06, respectively. The Fund achieved a significant portion of its performance during this short period since inception due to investments in Initial Public Offerings and the relatively small size of the Fund. Performance for the Investor Shares includes the effect of a 12b-1 fee in the amount of 0.25%. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments. In addition, because the Fund’s portfolio may hold securities of fewer issuers than other diversified funds, the Fund is more exposed to individual stock volatility and market pressures than funds investing in a larger number of securities.

SPARX Japan Fund Overview (CONT.)

GROWTH OF A $100,000 INVESTMENT

[GRAPH]

GROWTH OF A $10,000 INVESTMENT

[GRAPH]

	Institutional		Investor
Date	Class	TOPIX	Class	TOPIX
10/31/2003	100,000	100,000	10,000	10,000
1/31/2004	109,500	104,437	10,950	10,444
4/30/2004	142,100	113,996	14,200	11,400
7/31/2004	136,400	108,453	13,620	10,845
10/31/2004	133,100	109,066	13,280	10,907
1/31/2005	146,827	117,892	14,649	11,789
4/30/2005	146,722	114,247	14,649	11,425
7/31/2005	160,559	114,969	16,021	11,497
10/31/2005	184,221	133,379	18,375	13,338
1/31/2006	221,168	157,453	22,050	15,745
4/30/2006	216,339	162,962	21,545	16,296
7/30/2006	189,337	148,248	18,848	14,825
10/31/2006	189,557	159,493	18,859	15,949

The line graphs shown above for the Fund assumes an initial investment of $100,000 (minimum initial purchase) in the Institutional Shares and $10,000 in the Investor Shares made at the close of business on 10/31/03 (commencement of operations). The performance data and graphs do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemption of Fund shares.

** The TOPIX, also known as the Tokyo Price Index, is an unmanaged, capitalization-weighted index of all the companies listed on the First Section of the Tokyo Stock Exchange. Returns shown for the TOPIX are calculated in JPY and take into account the reinvestment of dividends. The Index is referred to for comparative purposes only and is not intended to parallel the risk of investment style of the Fund. You cannot invest directly in an index.

INVESTMENTS BY SECTOR

(AS A PERCENTAGE OF LONG-TERM INVESTMENTS)

[PIE CHART]

Banks 13.3%

Communication 2.7%

Electrical Appliances 5.6%

Machinery 7.8%

Metal Products 3.5%

Other Products 13.2%

Real Estate Services 5.2%

Retail Trade 6.8%

Rubber Products 4.5%

Services 8.7%

Transport Equipment 13.8%

Wholesale Trade 2.7%

Other* 12.2%

*All remaining sectors

The SPARX Japan Fund proxy voting guidelines and a record of the Fund’s proxy votes for the period ended June 30, 2006 are available without charge, upon request, by calling 1-800-632-1320 and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SPARX Japan Fund

EXPENSE EXAMPLE (Unaudited)

FOR THE SIX MONTHS ENDED OCTOBER 31, 2006

As a shareholder of the SPARX Japan Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees (Investor class of shares only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the classes. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

SPARX Japan Fund

EXPENSE EXAMPLE (Unaudited) (CONT.)

Expenses Paid During the Period

INSTITUTIONAL SHARES

Expenses paid
Beginning account	Ending account value	during the period
value May 1, 2006	October 31, 2006	ended October 31, 2006[1]

Actual Example	$1,000.00	$876.20	$5.91

Hypothetical Example,
assuming a 5% return
before expenses	$1,000.00	$1,018.70	$6.36

INVESTOR SHARES

Expenses paid
Beginning account	Ending account value	during the period
value May 1, 2006	October 31, 2006	ended October 31, 2006[1]

Actual Example	$1,000.00	$875.30	$7.09

Hypothetical Example,
assuming a 5% return
before expenses	$1,000.00	$1,017.44	$7.63

1 Expenses are equal to the Fund’s annualized expense ratios (1.25% for the Institutional Shares, and 1.50% for the Investor Shares), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SPARX Japan Fund

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 2006

Shares	Value

	Common Stocks	89.0%

	Banks	11.9%
96,000	Bank of the Ryukyus, Ltd.*		$1,826,344
714	Mizuho Financial Group, Inc.		5,561,575
719	Sumitomo Mitsui Financial Group, Inc.		7,869,009
28,000	Suruga Bank, Ltd.		348,100
			15,605,028

	Chemicals	2.1%
8,000	Kose Corp.		240,776
294,000	Taiyo Nippon Sanso Corp.		2,584,173
			2,824,949

	Communication	2.4%
313	Fuji Television Network, Inc.		653,003
23,100	Otsuka Corp.		2,536,052
			3,189,055

	Electrical Appliances	5.0%
90,000	Densei-Lambda K.K.		1,379,761
66,000	Neomax Co., Ltd.		1,213,287
30,600	Nidec Corp.		2,341,670
715	Wacom Co., Ltd.		1,589,500
			6,524,218

	Fishery, Agriculture & Forestry	1.2%
292,200	Nippon Suisan Kaisha, Ltd.		1,571,492

	Glass & Ceramics Products	1.9%
116,000	Nippon Electric Glass Co., Ltd.		5,246,360
301,000	Tadano, Ltd.		2,776,957
42,400	THK Co., Ltd.		1,078,535
			9,101,852

	Metal Products	3.1%
366,000	NHK Spring, Ltd.		4,046,326

SPARX Japan Fund

PORTFOLIO OF INVESTMENTS (CONT.)

OCTOBER 31, 2006

Shares	Value

	Nonferrous Metals	1.8%
181,000	Sumitomo Metal Mining Co., Ltd.		$2,378,667

	Other Products	11.8%
22,500	Arrk Corp.		301,077
168,000	Asics Corp.		2,250,917
132,000	Fuji Seal International, Inc.		3,498,782
494,000	Mizuno Corp.		3,607,165
165,600	Namco Bandai Holdings, Inc.		2,632,212
45,800	Nissha Printing Co., Ltd.		2,142,072
112,000	Wood One Co., Ltd.		1,015,091
			15,447,316

	Pharmaceuticals	0.2%
8,500	Hisamitsu Pharmaceutical Co., Inc.		244,923

	Precision Instruments	1.0%
107,300	Nidec Copal Corp.		1,325,711

	Real Estate Services	4.6%
24,140	Sumitomo Real Estate Sales Co., Ltd.		2,245,677
45,800	Tokyu Livable, Inc.		3,810,303
			6,055,980

	Retail Trade	6.1%
82,200	Chiyoda Co., Ltd.		1,669,232
364	Link Theory Holdings Co., Ltd.		690,932
78,900	Nafco Co., Ltd.		2,185,764
84,800	Saizeriya Co., Ltd.		1,110,800
129,200	Sugi Pharmacy Co., Ltd.		2,341,960
			7,998,688

	Rubber Products	4.0%
251,100	Bridgestone Corp.		5,238,630

	Securities & Commodity Futures	0.3%
35,500	Kyokuto Securities Co., Ltd.		358,475

SPARX Japan Fund

PORTFOLIO OF INVESTMENTS (CONT.)

OCTOBER 31, 2006

Shares	Value

	Services	7.7%
1,159	Intelligence, Ltd.		$2,517,088
805	Pacific Golf Group International, Inc.*		1,252,704
1,381	Round One Corp.		5,644,205
11,650	USS Co., Ltd.		739,113
			10,153,110

	Textiles & Apparel	0.6%
123,000	Japan Vilene Co., Ltd.		751,956

	Transport Equipment	12.2%
42,200	Denso Corp.		1,609,269
56,700	F.C.C. Co., Ltd.		1,304,117
234,600	Suzuki Motor Corp.		6,659,587
336,000	T.RAD Co., Ltd.		1,381,865
87,200	Toyota Motor Corp.		5,166,910
			16,121,748

	Warehousing & Harbor
	Transportation Services	1.8%
103,300	Kintetsu World Express, Inc.		2,380,347

	Wholesale Trade	2.4%
302	Chip One Stop, Inc.*		815,972
131,000	Misumi Group, Inc.		2,290,582
			3,106,554

	Total Common Stocks (Cost $113,824,415)		116,924,450

SPARX Japan Fund

PORTFOLIO OF INVESTMENTS (CONT.)

OCTOBER 31, 2006

Principal Amount	Value

	Short-term
	Investments	13.7%
	UMB Bank Money Market
	Fiduciary, 3.66%
$18,051,808	(Cost $18,051,808)		$18,051,808

	Total Investments	102.7%
	(Cost $131,876,223)		134,976,258

	Liabilities less Cash
	and Other Assets	(2.7)%	(3,599,880)

	NET ASSETS	100.0%	$131,376,378

SUMMARY OF INVESTMENTS BY COUNTRY

Percent of
Investment
Country	Securities	Value

Japan	86.6%	$116,924,450
United States	13.4	18,051,808
Total	100.0%	$134,976,258

* Non-income producing.

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2006

Assets
Investments at value (cost $131,876,223)	$134,976,258
Foreign currency (cost $32,884)	32,914
Receivable for investments sold	794,580
Receivable for capital stock sold	50,000
Interest and dividends receivable	390,459
Receivable from Adviser	39,019
Prepaid expenses and other assets	44,252

Total assets	136,327,482

Liabilities
Payable for investments purchased	4,528,959
Payable for shares redeemed	129,350
Investment advisor fees	105,463
Accrued distribution fee	4,377
Accrued expenses	182,955

Total liabilities	4,951,104

Net assets	$131,376,378

Net assets consist of
Paid-in-capital	$129,266,294
Accumulated net realized loss on investments and foreign
currency transactions	(988,920)
Net unrealized appreciation on investments and foreign currency
translations	3,099,004

Net assets	$131,376,378

Institutional shares:
Net assets	$105,146,760
Shares outstanding ($0.001 par value, unlimited shares authorized)	6,088,481
Net asset value, offering and redemption price per share	$17.27

Investor shares:
Net assets	$26,229,618
Shares outstanding ($0.001 par value, unlimited shares authorized)	1,524,818
Net asset value, offering and redemption price per share	$17.20

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2006

Investment Income
Dividends from securities (net of $74,808 of non-reclaimable
foreign withholding taxes)	$993,884
Interest	294,067

Total investment income	1,287,951

Expenses
Investment advisory fees	1,361,070
Professional fees	346,793
Administrative and fund accounting fees	139,406
Transfer agent fees and expenses - Investor shares	109,708
Custody fees	105,668
Distribution fees - Investor shares	97,371
Federal and state registration fees - Institutional shares	56,045
Trustees' fees	51,742
Transfer agent fees and expenses - Institutional shares	42,130
Reports to shareholders - Institutional shares	39,853
Federal and state registration fees - Investor shares	39,743
Reports to shareholders - Investor shares	29,674
Insurance premiums	11,223
Miscellaneous expenses	45,533
Total expenses before fee waivers and reimbursement	2,475,959
Fee waivers and expenses reimbursed	(677,251)
Net expenses	1,798,708

Net investment loss	(510,757)

Net realized and unrealized gain on investments
Net realized loss on investments	(983,587)
Net realized loss on foreign currency transactions	(94,000)
Change in unrealized appreciation/depreciation on
investments and foreign currency translations	(1,394,884)

Net decrease in net assets resulting from operations	$(2,983,228)

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF CHANGES IN NET ASSETS

Year Ended	Year Ended
10/31/06	10/31/05

Operations
Net investment loss	$(510,757)	$(43,231)
Net realized gain/loss on investments	(983,587)	1,172,508
Net realized gain/loss on foreign currency transactions	(94,000)	2,607,493
Change in unrealized appreciation/depreciation
on investments and foreign currency translations	(1,394,884)	4,225,111

Net increase/decrease in net assets resulting
from operations	(2,983,228)	7,961,881

Distributions
From investment income
Institutional shares	(1,970,826)	—
Investor shares	(1,360,343)	—
From capital gains
Institutional shares	(596,508)	(462,097)
Investor shares	(415,773)	(140,478)
Total distributions	(4,343,450)	(602,575)

Capital share transactions
Proceeds from sale of shares
Institutional shares	110,208,130	39,949,649
Investor shares	54,871,869	19,807,351
Proceeds from reinvestment of dividends
Institutional shares	2,555,947	457,917
Investor shares	1,734,678	138,781
Redemption of shares
Institutional shares	(54,792,750)	(578,785)
Investor shares	(52,594,708)	(1,232,202)
Redemption fees	66,005	3,784
Net increase from capital share transactions	62,049,171	58,546,495

Total increase in net assets	54,722,493	65,905,801

Net Assets
Beginning of year	76,653,885	10,748,084
End of year	$131,376,378	$76,653,885
Undistributed net investment income/loss	$—	$2,769,466

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

STATEMENT OF CHANGES IN NET ASSETS

Year Ended	Year Ended
10/31/06	10/31/05

Transactions in shares
Institutional:
Shares sold	5,895,830	2,441,691
Shares redeemed	(2,993,324)	(40,837)
Shares reinvested	137,936	35,580
Net increase	3,040,442	2,436,434

Investor
Shares sold	2,954,107	1,227,662
Shares redeemed	(2,871,854)	(86,146)
Shares reinvested	93,817	10,800
Net increase	176,070	1,152,316

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.

Institutional Shares

For the	For the	For the
Year Ended	Year Ended	Year Ended
10/31/06	10/31/05	10/31/04

Selected Per Share Data
Net asset value, beginning of year	$17.44		$13.31		$10.00

Income from investment operations
Net investment loss	(0.06	)(a)	(0.02	)(a)	(0.04)
Net realized and unrealized
gain on investments	0.61		4.87		3.25

Total from investment operations	0.55		4.85		3.21

Other
Distributions from investment income	(0.56)		—		—
Distributions from capital gains	(0.17)		(0.72)		—
Total distributions	(0.73)		(0.72)		—
Redemption fees	0.01		—	(b)	0.10

Net asset value, end of year	$17.27		$17.44		$13.31

Total Return	2.90%		38.41%		33.10%

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$105,147		$53,166		$8,139

Ratio to average net assets:
Expenses, net of waivers and reimbursements	1.25%		1.25%		1.25%
Expenses, before waivers and reimbursements	1.66%		3.63%		9.07%
Investment loss, net of waivers
and reimbursements	(0.30)%		(0.15)%		(0.34)%
Investment loss, before waivers
and reimbursements	(0.71)%		(2.53)%		(8.16)%
Portfolio turnover rate	89%		73%		125%

(a) Calculated based on average shares outstanding.
(b) Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.

Investor Shares

For the	For the	For the
Year Ended	Year Ended	Year Ended
10/31/06	10/31/05	10/31/04

Selected Per Share Data
Net asset value, beginning of year	$17.41		$13.28		$10.00

Income from investment operations
Net investment loss	(0.10	)(a)	(0.06	)(a)	(0.08)
Net realized and unrealized
gain on investments	0.60		4.90		3.26

Total from investment operations	0.50		4.84		3.18

Other
Distributions from investment income	(0.55)		—		—
Distributions from capital gains	(0.17)		(0.71)		—
Total distributions	(0.72)		(0.71)		—
Redemption fees	0.01		—	(b)	0.10

Net asset value, end of year	$17.20		$17.41		$13.28

Total Return	2.64%		38.36%		32.80%

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$26,230		$23,488		$2,609

Ratio to average net assets:
Expenses, net of waivers and reimbursements	1.50%		1.50%		1.50%
Expenses, before waivers and reimbursements	2.22%		4.24%		10.78%
Investment loss, net of waivers
and reimbursements	(0.55)%		(0.40)%		(0.59)%
Investment loss, before waivers
and reimbursements	(1.27)%		(3.14)%		(9.87)%
Portfolio turnover rate	89%		73%		125%

(a) Calculated based on average shares outstanding.

(b) Amount is less than $0.01.

The accompanying notes are an integral part of the financial statements.

SPARX Japan Fund

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2006

Note 1 – Organization

SPARX Funds Trust (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. SPARX Japan Fund (the “Fund”) is a separate, diversified investment portfolio of the Trust. The Fund seeks long term capital appreciation. To pursue this objective, the Fund normally invests at least 80% of its assets in equity securities of Japanese companies. The Fund commenced operations on October 31, 2003.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a.	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

b.	Investment Valuation

Equity securities are valued at the last reported sale price for the day of valuation. If there is no such reported sale and the valuation is based on the over-the-counter market, a security will be valued at the mean between bid and asked prices. Short-term securities having a maturity of 60 days or less may be valued at amortized cost, which approximates market value. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”)), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees. In fair valuing a portfolio security, relevant factors that may be considered include, (i) acquisition cost; (ii) the nature and frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) the registered nature of the security and the nature and duration of any restrictions on disposition; and (v) the market price of comparable securities (of the issuer or a related issuer of comparable companies in the same industry having similar financial and credit characteristics) with no legal or contractual restrictions on resale.

SPARX Japan Fund

NOTES TO FINANCIAL STATEMENTS (CONT.)

OCTOBER 31, 2006

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values. Because the Fund invests in Japanese securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

c.	Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis.

d.	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

e.	Share Classes

The Fund currently offers two classes of shares - Investor Shares and Institutional Shares. Each class is identical except for the minimum investment requirements and distribution fees which are charged to Investor Shares only. Each class has exclusive voting rights with respect to matters that affect their respective class.

Investment income, realized and unrealized gains and losses are allocated to each class based on relative net assets. Expenses that are directly attributable to a specific class (which include distribution fees, transfer agent fees, registration fees, and reports to shareholders) are charged to that class and are separately disclosed in the statement of operations. Fund level expenses that are not directly attributable to a specific class are allocated to each class based on relative net assets.

f.	Fund Share Transactions

The Fund calculates the NAV of each class by taking the total value of its assets, subtracting its liabilities, and dividing by the number of shares of that class. The Fund calculates the NAV of each class once daily as of the close of regular session trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on days when the Fund is open for business.

SPARX Japan Fund

NOTES TO FINANCIAL STATEMENTS (CONT.)

OCTOBER 31, 2006

The price of the shares an investor purchases or redeems will be the next NAV of the relevant class after receipt of an order and accepted by the Fund’s transfer agent, or a broker-dealer or other financial intermediary with the authority to accept orders on the Fund’s behalf. A sales or redemption order must be received by the close of regular session trading on the NYSE (normally 4:00 p.m., Eastern Time) in order to receive the current day’s NAV.

g.	Distributions to Shareholders

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions.

h.	Foreign Currency

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors. Because of the Fund’s concentration in securities issued by companies located in Japan, the Fund will be particularly subject to the risks of any adverse social, political, and economic events which occur in Japan or affect Japanese markets, and the value of the Fund’s shares may be more volatile than funds that do not similarly concentrate their investments.

i.	Forward Contracts

The Fund may enter into forward currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

j.	Redemption Fees

The Fund may charge a 2.00% redemption fee for selling shares you have owned for 60 days or less. The redemption fee is treated as additional paid-in-capital and allocated to each class of shares based on relative net assets.

k.	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Fund’s financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied.

Note 3 – Investment Advisory Agreement

The Trust, on behalf of the Fund, has an agreement (the “Advisory Agreement”) with SPARX Investment & Research, USA, Inc. (the “Adviser”), with whom certain officers and trustees of the Fund are affiliated, to furnish investment advisory services to the Fund. As compensation for its services to the Fund, the Adviser receives an investment advisory fee at an annual rate of 1.00% of the average daily net assets of the Fund, which is accrued daily and paid monthly. The Adviser has a sub-investment advisory agreement (the “Sub-Advisory Agreement”) with SPARX Asset Management Co., Ltd. (the “Sub-Adviser”) pursuant to which the Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. The Adviser pays the Sub-Adviser a fee at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed, until February 29, 2008, to waive receipt of its fees and/or assume expenses of the Fund so that the expenses of each class (excluding taxes, brokerage commissions, extraordinary expenses and interest expenses on borrowings) do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Shares and Institutional Shares, respectively. For the year ended October 31, 2006, the Adviser waived investment advisory fees of $677,251.

SPARX Japan Fund

NOTES TO FINANCIAL STATEMENTS (CONT.)

OCTOBER 31, 2006

Note 4 – Shareholder Servicing and Distribution Plan and Distribution Agreement

The Trust has adopted a Shareholder Servicing and Distribution Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which Investor Shares bear an annual fee of 0.25% of the Investor Shares’ average daily net assets for expenses incurred in connection with the distribution of Investor Shares and the provision of certain services relating to shareholder accounts of Investor Shares. The Trust has entered into a distribution agreement with UMB Distribution Services, LLC pursuant to which UMB Distribution Services, LLC, acts as agent for the distribution of shares of the Fund.

Note 5 – Investment Transactions

The Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, was $171,095,004 and $111,874,764, respectively, for the year ended October 31, 2006.

Note 6 – Federal Income Tax Information

At October 31, 2006, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$131,897,405
Gross Unrealized Appreciation	$11,425,630
Gross Unrealized Depreciation	(8,346,777)
Net Unrealized Appreciation on Investments	$3,078,853

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security tranactions.

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Accumulated Capital and Other Losses	$(967,738)
Unrealized Appreciation on Investments	3,078,853
Unrealized Depreciation on Foreign Currency	(1,031)
Total Accumulated Earnings	$2,110,084

The tax components of dividends paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

October 31, 2006		October 31, 2005
Ordinary Income	$4,194,505	$602,575
Long-Term Capital Gains	148,945	—
	$4,343,450	$602,575

At October 31, 2006, SPARX Japan Fund had an accumulated capital loss carryforward of $967,738 expiring in 2014. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

SPARX Japan Fund

NOTES TO FINANCIAL STATEMENTS (CONT.)

OCTOBER 31, 2006

Note 7 - Lines of Credit

The Trust has entered into a $10 million uncommitted line of credit (‘’UMB LOC’’) agreement with UMB Bank, n.a. on behalf of the Fund. The Trust has also entered into a $10 million committed line of credit (“Scotia LOC”) agreement with The Bank of Nova Scotia on behalf of the Fund. The UMB LOC and the Scotia LOC were made available for extraordinary or emergency purposes, primarily for financing large redemption payments should they occur. Borrowings are charged interest at a rate of 1.00% per annum over the Federal Funds rate on the UMB LOC. Borrowings are charged interest at an applicable rate on the Scotia LOC corresponding to the respective terms of each draw on the Scotia LOC. Applicable rate means that with respect to each draw on the Scotia LOC, any of the following methods may be used to charge interest on borrowings: 0.625% per annum over the alternate base rate, 0.625% per annum over the Federal Funds rate, or 0.625% over the LIBOR rate. The Fund did not utilize the UMB LOC or Scotia LOC during the year ended October 31, 2006. No borrowings were outstanding under the UMB LOC or Scotia LOC at October 31, 2006.

Note 8 - Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

SPARX Japan Fund

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the SPARX Japan Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the SPARX Japan Fund (the Fund), as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondences with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SPARX Japan Fund at October 31, 2006, the results of its operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended in conformity with the U.S. generally accepted accounting principles.

Ernst and Young LLP

Chicago, Illinois

December 14, 2006

SPARX Japan Fund

BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

At a meeting held on September 13, 2006, the Board, including a majority of the Independent Trustees, met in person and approved the continuation of the Advisory Agreement and the Sub- Advisory Agreement (together with the Advisory Agreement, the "Advisory Agreements"). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Sub-Adviser (together, the "Advisers").

Services Provided

The Advisers' representatives reviewed their presentation to the Board, distributed in advance of the meeting, regarding the nature, extent and quality of services that the Advisers provide the Fund, and outlined the global structure of the SPARX Group organization as discussed at previous meetings, including compliance, operational, administrative and technology support. The Trustees considered the Sub-Adviser's research and portfolio management capabilities and compliance infrastructure, as discussed in previous Board meetings, and that the Adviser provides oversight of day-to-day operations, including administration and assistance in meeting legal and regulatory requirements. The Trustees also considered the Adviser's supervisory activities over the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Adviser representatives discussed the Sub-Adviser's research function and personnel, the process by which research analysts recommend investments to portfolio managers and the research undertaken by portfolio managers.

Comparative Performance and Fees and Expenses

The Trustees reviewed and placed significant emphasis on an independent report prepared by Lipper analyzing the Fund's advisory fee, total expenses, brokerage commissions and portfolio turnover rate, among other data. The Fund's advisory fee and expense ratio for the Investor share class and the Investor shares' performance were compared to a group of similar Japanese funds (the "Peer Group") and to larger groups of Japanese funds (the "Expense Group" and the "Performance Group," respectively), all provided by Lipper. The Fund's advisory fee (after waivers and reimbursements by the Adviser) was the lowest in the Peer Group and Expense Universe. Total expenses were in the second quintile (were below the medians) of the Peer Group and the Expense Universe, both before and after inclusion of 12b-1 fees. The Adviser representatives noted that the Adviser is providing fee waivers and expense reimbursements to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund's Investor shares' and Institutional shares' average daily net assets, respectively. It was noted that the Adviser, and not the Fund, pays the Sub-Adviser out of its advisory fee received from the Fund.

SPARX Japan Fund

BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

The Fund's performance since inception on October 31, 2003 and through the end date of the report was the highest in the Peer Group and in the first quintile of the Performance Universe. Two-year performance was in the second quintile (was above the medians) of the Peer Group and the Performance Universe. One-year and most-recent quarter performance comparisons were in the fourth or fifth quintiles of the Peer Group and Performance Universe.

The Trustees also considered funds and accounts advised by the Advisers or their affiliates with similar investment objectives, policies and strategies ("Similar Accounts") as the Fund. It was noted that there were no other U.S. registered investment companies among the Similar Accounts. The Trustees discussed the advisory fee paid by the Fund compared to the fees paid to the Advisers or their affiliates by Similar Accounts. The Trustees reviewed the nature of the Similar Accounts and the differences between the Similar Accounts and the Fund. The Trustees considered the relevance of the fee information provided for Similar Accounts managed by the Advisers or their affiliates to evaluate the appropriateness and reasonableness of the Fund's advisory fees.

The Board considered the fees to the Sub-Adviser in relation to the fees paid to the Adviser by the Fund and the respective services provided by the Advisers, noting that the Sub-Adviser's fees are paid by the Adviser (out of its fees from the Fund) and not the Fund.

Profitability and Economies of Scale

The presentation to the Board by the Adviser representatives included information concerning the costs to and profits realized by the Adviser and its affiliates resulting from the Advisory Agreement. The Adviser representatives stated that neither the Advisers nor their affiliates currently receive any significant indirect benefits from managing the Fund. It was noted that the Advisers do not have soft dollar research agreements, although they do receive general research distributed by full service brokerage firms to their clients. It also was noted that the Adviser has only recently begun to make any current profit from its management of the Fund, although given the significant investment the Adviser made in organizing the Trust and the Adviser’s waiving fees and reimbursing expenses since the Fund’s inception, the Advisory Agreement has not yet been profitable for the Adviser. The Adviser representatives also noted that the Adviser is continuing to support distribution relationships through direct payments from its own resources to third parties in connection with shareholder servicing and other administrative and recordkeeping services. Because of the Fund's size and because the Adviser had only recently begun to realize profits from its management of the Fund (after subsidizing the Fund's operations since inception), it was agreed that there were no economies of scale to consider at this time. Since the Adviser, and not the Fund, pays the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board did not consider the Sub-Adviser's profitability to be relevant to its deliberations.

SPARX Japan Fund

BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

CONCLUSIONS AND DETERMINATIONS

The Independent Trustees considered the services provided by the Sub-Adviser and the service provided by the Adviser, including its supervisory activities over the Sub-Adviser. The Independent Trustees also considered the discussion of the Fund's advisory fee, expense ratio and performance. The Independent Trustees also referenced discussions of benefits to the Advisers and their affiliates resulting from the Advisory Agreements.

At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the continuance of the Advisory Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

▪	The Board concluded that the nature, extent and quality of the services provided by the Advisers are adequate and appropriate.
▪	The Board was satisfied with the Fund's performance since inception, but were concerned about shorter-term underperformance.
▪

The Board concluded that the fees paid to the Adviser were reasonable in light of comparative advisory fee, expense and performance information and benefits derived or to be derived by the Adviser and its affiliates from its relationship with the Fund and that the fees paid by the Adviser to the Sub-Adviser are reasonable and appropriate.

▪

The Board recognized that economies of scale may be realized as the assets of the Fund increase and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Advisory Agreements were in the best interests of the Fund and its shareholders.

Also at the Board meeting held on September 13, 2006, representatives of the Adviser discussed with the Trustees that, effective on or about October 1, 2006, the Sub-Adviser would transfer (the "Reorganization") its investment advisory business to a wholly-owned subsidiary of the Sub-Adviser (the "New Sub-Adviser"). Representatives of the Adviser further advised that the Sub-Adviser's rights and obligations under the Sub-Advisory Agreement will be transferred to the New Sub-Adviser in the Reorganization, but that the Reorganization would not be considered an "assignment" under the 1940 Act of the Sub-Advisory Agreement, although a new form of sub-investment advisory agreement would be entered into with the New Sub-Adviser (the "New Sub-Advisory Agreement"). Representatives of the Adviser confirmed for the Trustees that the New Sub-Advisory Agreement is identical in all respects to the Sub-Advisory Agreement, except for the dates of effectiveness. The Trustees discussed with senior management of the Advisers the reasons

SPARX Japan Fund

BOARD CONSIDERATION OF SUB-INVESTMENT ADVISORY AGREEMENT AND INVESTMENT ADVISORY AGREEMENT (CONT.)

for and effect of the Reorganization, the implications of the Reorganization and the ability of the New Sub-Adviser to provide services of the same nature, extent and quality as those currently provided by the Sub-Adviser under the Sub-Advisory Agreement. In particular, the Trustees inquired as to the impact of the Reorganization on the Sub-Adviser's personnel, management, facilities and financial capabilities and received assurances in this regard from senior management of the Advisers that the same personnel currently providing services to the Fund would continue to do so after the Reorganization and that the New Sub-Adviser would provide services to the Fund in a manner consistent with past practices of the Sub-Adviser. In light of all of the considerations, conclusions and determinations discussed above with respect to the Sub-Advisory Agreement and the assurances of the representatives of the Advisers in respect of the effect of the Reorganization, the Trustees, including the Independent Trustees, approved the New Sub-Advisory Agreement.

Other Tax Information (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Fund designates $1,068,693 of income derived from foreign sources and $74,808 of foreign taxes paid for the year ended October 31, 2006.

For Federal income tax purposes, the SPARX Japan Fund designates long-term capital gain dividends of $148,945 for the year ended October 31, 2006.

SPARX Japan Fund

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Independent Trustees
	Current position(s) held	Principal occupation	Other directorships
Name/Age/Address	with the Fund	during the past five years	held

Jack R. Thompson	Chairman of the	Private investor	The Russell Fund
DOB: 3/21/49	Board (Trustee since	since April 2003.	Complex (an investment
360 Madison Avenue	September 2003)	From May 1999 to	company complex
New York, NY 10017		April 2003, President	comprised of 39 funds)
and Trustee of all
investment companies
managed and/or
distributed by Berger
Financial Group LLC.

Alice Kane	Trustee since	General Counsel, Zurich	Guess?, Inc.
DOB: 1/16/48	April 2005	North America since	(clothing
360 Madison Avenue		November 2005. From	manufacturer);
New York, NY 10017		September 2004 to August	Corinthian Colleges,
		2005, Chair and Chief Executive	Inc. (post-
		Officer, Q-Cubed Advisors.	secondary education)
From October 2002
to April 2004, Chair
and Founder, Blaylock
Asset Management,
and investment banker,
Blaylock Partners.

Robert Straniere	Trustee since	Counsel, Fischer and	Reich & Tang Fund
DOB: 3/28/41	April 2005	Fischer Law Firm	Group (an investment
360 Madison Avenue		since 1995. Owner,	company complex
New York, NY 10017		The Straniere Law Firm	comprised of 16 funds);
		since 1989. From	Weiss Peck & Greer
		1981 to 2004, Member,	Fund Group (an
		New York State Assembly.	investment company
complex comprised
of four funds)

SPARX Japan Fund

TRUSTEE AND OFFICER INFORMATION

(CONT.) (Unaudited)

Independent Trustees AND OFFICERS
	Current position(s) held	Principal occupation	Other directorships
Name/Age/Address	with the Fund	during the past five years	held

Takashi Tsuchiya	Trustee since	Managing Director of	None
DOB: 10/21/58	September 2004	the Adviser and
360 Madison Avenue	and President	various positions with
New York, NY 10017	since June 2005	affiliates of the Adviser.
Prior to joining the
Adviser in February
2004, Senior Client
Service Manager at J.P.
Morgan Investment
Management, Inc. since
1992 in both Tokyo
and New York.

SPARX Japan Fund

TRUSTEE AND OFFICER INFORMATION

(CONT.) (Unaudited)

Independent Trustees AND OFFICERS (CONT.)
	Current position(s) held	Principal occupation
Name/Age/Address	with the Fund	during the past five years

Erik Kleinbeck	Executive Vice President	Managing Director of the
DOB: 8/18/70	since January 2006 and	Adviser and various positions
360 Madison Avenue	Secretary since	with affiliates of the Adviser (employed
New York, NY 10017	December 2004	by the Adviser since 2003).
From 2002 to 2003, Vice President,
Client Portfolio Manager, Japan
Equities for Credit Suisse
Asset Management LLC. From
2000 to 2002, Vice President,
Business Development, Warburg
Pincus Asset Management
(Japan), Inc.

Hoi Fong	Treasurer since	Vice President and Assistant
DOB: 7/18/71	January 2006	Treasurer of the Adviser
360 Madison Avenue		(employed at the Adviser
New York, NY 10017		since 2004). From 2003
to 2004, he was a Senior
Portfolio Accountant at
Whippoorwill Associates, and
from 2000 to 2003 he was a
Senior Portfolio Administrator
at Credit Suisse First Boston.

Kevin T. Medina	Chief Compliance	Vice President and Chief
DOB: 3/3/71	Officer since	Compliance Officer of the Adviser
360 Madison Avenue	January 2006	(employed by the Adviser
New York, NY 10017		since 2004). From 2002 to
2004, he was a Senior Compliance
Analyst for Allianz Dresdner
Asset Management, and from
1999 to 2002 Assistant Vice
President, Zurich Scudder Investment.

Each Trustee and Officer serves an indefinite term, until the election of a successor. The Trust is not part of a fund complex or group, and, accordingly, the Trustees do not serve on the board of any other registered investment companies in a complex or group with the Trust.

Not authorized for distribution unless accompanied or preceded by a current prospectus.

The SPARX Japan Fund is distributed by UMB Distribution Services, LLC.

Item 2 - Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is attached hereto as Exhibit (a)(1).

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item of Form N-CSR.

(d) The registrant has, during the period covered by this report, not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of this item of Form N-CSR.

(e) Not applicable.

(f) See attached Exhibit (a)(1).

Item 3 - Audit Committee Financial Expert.

(a)(1)  The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)     Mr. Jack R. Thompson is the audit committee financial expert. Mr. Thompson is “independent” as defined in this item of Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $31,400 for the fiscal year ended October 31, 2005, for services rendered for the annual audit and filings of the registrant’s Form N-1A and Form N-SAR. Audit fees totaled $34,000 for the fiscal year ended October 31, 2006, for services rendered for the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. None.

(c) Tax Fees. Fees for tax services to the registrant, consisting of review of the U.S. Federal income tax return, New York State and New York City income tax returns and the excise tax return, preparation of, certain other required tax returns and tax advice totaled approximately $5,500 and $6,000 for the fiscal years ended October 31, 2005 and October 31, 2006, respectively.

(d) All Other Fees. None.

(e) (1) Services are specifically pre-approved by the Audit Committee of the registrant’s Board of Trustees or a designated member of the Audit Committee prior to engagement.

(2) During 2005 and 2006, all of the audit and non-audit services provided by the registrant's principal accountant were pre-approved as described in item 4(e)(1) above.

(f) None.

(g) None.

(h) Not applicable.

Item 5 - Audit Committee of Listed Registrants.

Not applicable.

Item 6- Schedule of Investments.

Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11 - Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended the “1940 Act” are effective, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1) Code of Ethics.

(a)(2) Certifications of principal executive and principal financial officers required pursuant to Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

Certification required pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPARX Funds Trust

By:	/s/ Takashi Tsuchiya
Takashi Tsuchiya
Chief Executive Officer

Date:	January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Takashi Tsuchiya
Takashi Tsuchiya
Chief Executive Officer

Date:	January 5, 2007

By:	/s/ Hoi Fong
Hoi Fong
Chief Financial Officer

Date: January 5, 2007